UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10503

Name of Fund: BlackRock New York Municipal 2018 Term Trust (BLH)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York

Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

ANNUAL REPORT

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	DECEMBER 31, 2016

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme — governments taking policy action to support growth — was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended December 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile late in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the United Kingdom’s decision to leave the European Union and the contentious U.S. election), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended December 31, 2016, municipal bond funds garnered net inflows of approximately $27 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $444 billion (significantly above the $398 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of December 31, 2016
6 months: (3.43)%
12 months: 0.77%

A Closer Look at Yields

From December 31, 2015 to December 31, 2016, yields on AAA-rated 30-year municipal bonds increased by 22 basis points (“bps”) from 2.82% to 3.04%, while 10-year rates rose by 39 bps from 1.92% to 2.31% and 5-year rates increased 53 bps from 1.26% to 1.79% (as measured by Thomson Municipal Market Data). The municipal yield curve modestly flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 22 bps and the spread between 2- and 10-year maturities flattening by 5 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly underperformed U.S. Treasuries with the greatest underperformance experienced in shorter-term issues. In absolute terms, the positive performance of municipal bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds came under pressure post the November U.S. election, erasing a bulk of year-to-date performance while influencing a strong pattern of mutual fund inflows to turn negative in the closing months of the period. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding —California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	DECEMBER 31, 2016

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through TOB Trusts as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue debt up to 33 1/3% of their total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having values not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

ANNUAL REPORT	DECEMBER 31, 2016	5

Trust Summary as of December 31, 2016	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives seek to provide current income exempt from regular federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are judged by the investment adviser to be of investment grade quality. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2016 ($15.04)[1]	2.21%
Tax Equivalent Yield[2]	4.50%
Current Monthly Distribution per Common Share[3]	$0.0277
Current Annualized Distribution per Common Share[3]	$0.3324
Economic Leverage as of December 31, 2016	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

Performance

Returns for the 12 months ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BJZ[1,2]	2.14%	0.80%
Lipper California Municipal Debt Funds[3]	(0.83)%	(0.06)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Despite a strong start, municipal bonds finished 2016 roughly flat. After producing positive returns through August, municipal bonds began to move lower in September and October due to rising yields in the U.S. Treasury market and a pick-up in new tax-exempt issuance. The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in a backdrop of stronger growth and tighter Fed policy. The municipal market stabilized and retraced some of its losses in December as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

The Trust is scheduled to terminate on or about December 31, 2018, and it therefore holds securities that will mature close to that date. This approach hurt performance versus the Lipper peer group in the first half of the period, when long-term bonds were generating the best returns. However, it helped protect the Trust from the full extent of the subsequent downturn.

•

Positions in the utilities, school districts and tax-backed states sectors were the largest positive contributors to performance. The Trust maintained a fully invested portfolio, which helped maximize the income component of total return. The Trust’s shorter duration profile was positive for performance given that rates moved higher across the curve. (Duration is a measure of interest-rate sensitivity.)

•

The Trust’s exposure to bonds with maturities of five years and less was a drag on returns, as shorter-term bonds were pressured by anticipation of the Fed’s quarter-point interest rate hike in December. The Trust’s more seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is the amount by which a bond trades above its $100 par value.)

•	Reinvestment was a drag on performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock California Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$15.04	$15.05	(0.07)%	$15.30	$14.91
Net Asset Value	$14.94	$15.15	(1.39)%	$15.25	$14.93

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	12/31/16	12/31/15
Utilities	28%	28%
County/City/Special District/School District	25	21
Health	12	12
Education	11	10
State	10	17
Transportation	9	7
Corporate	4	4
Housing	1	1

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	18%
2018	55
2019	17
2020	—
2021	—

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	12/31/16	12/31/15
AAA/Aaa	2%	2%
AA/Aa	63	67
A	15	18
BBB/Baa	6	7
N/R2	14	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2016 and December 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 9% and 4%, respectively, of the Trust’s total investments.

ANNUAL REPORT	DECEMBER 31, 2016	7

Trust Summary as of December 31, 2016	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal AMT). The Trust invests at least 80% of its assets in municipal bonds that are judged by the investment adviser to be of investment grade quality at the time of investment. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2016 ($14.98)[1]	2.23%
Tax Equivalent Yield[2]	3.94%
Current Monthly Distribution per Common Share[3]	$0.0278
Current Annualized Distribution per Common Share[3]	$0.3336
Economic Leverage as of December 31, 2016[4]	2%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BPK[1,2]	(0.97)%	0.46%
Lipper Intermediate Municipal Debt Funds[3]	(1.16)%	(0.39)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Despite a strong start, municipal bonds finished 2016 roughly flat. After producing positive returns through August, municipal bonds began to move lower in September and October due to rising yields in the U.S. Treasury market and a pick-up in new tax-exempt issuance. The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in a backdrop of stronger growth and tighter Fed policy. The municipal market stabilized and retraced some of its losses in December as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

The Trust is scheduled to terminate on or about December 31, 2018, and it therefore holds securities that will mature close to that date. This approach hurt performance versus the Lipper peer group in the first half of the period, when long-term bonds were generating the best returns. However, it helped protect the Trust from the full extent of the subsequent downturn.

•

Positions in the health care, tax-backed states and transportation sectors were the largest positive contributors to performance. The Trust maintained a fully invested portfolio, which helped maximize the income component of total return. The Trust also employed leverage through the use of tender option bonds, which modestly enhanced returns for the period. The Trust’s shorter duration profile was positive for performance given that rates moved higher across the curve. (Duration is a measure of interest-rate sensitivity.)

•

A specific holding in the corporate sector detracted from results, as the issuer’s deteriorating fundamentals resulted in multiple-notch downgrades to its credit rating during the period. The Trust’s exposure to bonds with maturities of five years and less was a drag on returns, as shorter-term bonds were pressured by anticipation of the Fed’s quarter-point interest rate hike in December.

•

The Trust’s more seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is the amount by which a bond trades above its $100 par value.)

•	Reinvestment was a drag on performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$14.98	$15.50	(3.35)%	$15.80	$14.95
Net Asset Value	$15.04	$15.34	(1.96)%	$15.42	$15.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	12/31/16	12/31/15
County/City/Special District/School District	22%	23%
Transportation	19	16
Health	17	14
State	12	11
Utilities	11	11
Corporate	10	12
Education	5	8
Housing	3	5
Tobacco	1	—

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	10%
2018	71
2019	11
2020	1
2021	—

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	12/31/16	12/31/15
AAA/Aaa	5%	6%
AA/Aa	29	27
A	39	37
BBB/Baa	16	15
BB/Ba	1	1
B	—	—
CCC/Caa	1	—
N/R2	9	14

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2016 and December 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 8%, respectively, of the Trust’s total investments.

ANNUAL REPORT	DECEMBER 31, 2016	9

Trust Summary as of December 31, 2016	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are judged by the investment adviser to be of investment grade quality. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2016 ($14.73)[1]	1.44%
Tax Equivalent Yield[2]	2.91%
Current Monthly Distribution per Common Share[3]	$0.0177
Current Annualized Distribution per Common Share[3]	$0.2124
Economic Leverage as of December 31, 2016	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

Performance

Returns for the 12 months ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BLH[1,2]	0.10%	0.18%
Lipper New York Municipal Debt Funds[3]	(0.36)%	0.16%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Despite a strong start, municipal bonds finished 2016 roughly flat. After producing positive returns through August, municipal bonds began to move lower in September and October due to rising yields in the U.S. Treasury market and a pick-up in new tax-exempt issuance. The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in a backdrop of stronger growth and tighter Fed policy. The municipal market stabilized and retraced some of its losses in December as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

The Trust is scheduled to terminate on or about December 31, 2018, and it therefore holds securities that will mature close to that date. This approach hurt performance versus the Lipper peer group in the first half of the period, when long-term bonds were generating the best returns. However, it helped protect the Trust from the full extent of the subsequent downturn.

•

Positions in the tax-backed local, health care and transportation sectors were the largest positive contributors to performance. The Trust maintained a fully invested portfolio, which helped maximize the income component of total return.

•	The Trust’s shorter duration profile was positive for performance given that rates moved higher across the curve. (Duration is a measure of interest-rate sensitivity.)

•

The Trust’s exposure to bonds with maturities of five years and less was a drag on returns, as shorter-term bonds were pressured by anticipation of the Fed’s quarter-point interest rate hike in December.

•

The Trust’s more seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is the amount by which a bond trades above its $100 par value.)

•	Reinvestment was a drag on performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock New York Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$14.73	$14.94	(1.41)%	$15.14	$14.72
Net Asset Value	$14.88	$15.08	(1.33)%	$15.21	$14.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	12/31/16	12/31/15
County/City/Special District/School District	38%	38%
Transportation	19	19
Education	13	11
Health	10	7
State	8	11
Utilities	7	7
Housing	3	3
Tobacco	1	1
Corporate	1	3

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	5%
2018	63
2019	11
2020	21
2021	—

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	12/31/16	12/31/15
AAA/Aaa	15%	15%
AA/Aa	64	62
A	12	10
BBB/Baa	3	5
BB/Ba	1	—
N/R2	5	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2016 and December 31, 2015 the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 1%, respectively, of the Trust’s total investments.

ANNUAL REPORT	DECEMBER 31, 2016	11

Schedule of Investments December 31, 2016	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 96.8%
Corporate — 4.3%
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (a)	$2,020	$2,078,641
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,088,931

		4,167,572
County/City/Special District/School District — 24.7%
Capistrano Unified School District Community Facilities District No. 90-2, Refunding, Special Tax Bonds (BAM), 1.15%, 9/01/18	1,490	1,477,707
City & County of San Francisco California, GO, Refunding, Series R-1, 5.00%, 6/15/18	1,640	1,733,136
City of Vista California, COP, Refunding, Community Projects (NPFGC) (b):
4.75%, 5/01/17	1,115	1,129,551
5.00%, 5/01/17	1,000	1,013,890
Fontana Public Finance Authority California, Refunding, Tax Allocation Bonds, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,406,475
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 1.22%, 5/01/17 (a)	3,000	2,999,670
Irvine Unified School District California, Refunding, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,311,850
Jurupa Public Financing Authority, Refunding, Special Tax Bonds, Series A, 4.00%, 9/01/18	380	394,292
Lathrop Financing Authority, RB, Water Supply Project, 5.80%, 6/01/21	470	471,603
Lodi Unified School District California, GO, Refunding (AGM), 4.00%, 8/01/18	1,000	1,041,460
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	208,964
Los Angeles Unified School District California, GO, Election of 2004, Series H (AGM), 5.00%, 7/01/17 (b)	300	306,219
Los Banos Unified School District California, GO, Election of 2008 (AGM), 5.00%, 8/01/17 (b)	475	491,136
Oakland Unified School District/Alameda County, GO, Refunding, 5.00%, 8/01/18	900	953,118
Placentia-Yorba Linda Unified School District, COP, Refunding Series A (AGM), 4.00%, 10/01/18	160	167,131
San Marcos Unified School District California, GO, CAB (c):
0.00%, 8/01/17	385	382,324
0.00%, 8/01/18	500	487,835

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Santa Clara Unified School District California, GO, Election of 2004, Series A, 5.00%, 7/01/18	$1,690	$1,787,445

		23,763,806
Education — 10.5%
California Municipal Finance Authority, Refunding RB, Series A:
3.00%, 1/01/17	425	425,009
3.00%, 1/01/18	440	441,861
University of California, Refunding RB:
General, Series AB, 5.00%, 5/15/19	2,500	2,713,650
Series A, 4.00%, 11/01/18	3,000	3,150,330
Series A, 5.00%, 11/01/18	900	961,389
Series AR, 3.00%, 5/15/18	230	236,058
Series S, 5.00%, 5/15/18 (d)	5	5,262
Series S, 5.00%, 5/15/18	1,995	2,102,710

		10,036,269
Health — 11.8%
California Health Facilities Financing Authority, RB, Scripps Health, Series A, 5.00%, 10/01/18	750	797,175
California Health Facilities Financing Authority, Refunding RB:
Adventist Health System/West, Series A, 4.00%, 3/01/18	1,000	1,031,590
Sutter Health, Series D, 5.00%, 8/15/18	515	546,245
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series E-1, 5.00%, 4/01/44 (a)	4,700	4,761,664
California Statewide Communities Development Authority, Refunding RB:
CHF Irvine LLC, 5.00%, 5/15/18	1,000	1,040,760
Episcopal Communities & Services, 5.00%, 5/15/18	300	314,364
Huntington Memorial Hospital, Series B, 5.00%, 7/01/18	500	526,830
Rady Children’s Hospital, Series A, 4.00%, 8/15/18	1,000	1,042,160
County of Los Angeles California Redevelopment Authority, Refunding, Tax Allocation Bonds, South Gate Redevelopment Project No. 1 and Claremont Consolidated Redevelopment Project, Series A, 4.00%, 9/01/18	850	886,371
Union City Community Redevelopment Agency, Refunding, Tax Allocation Bonds, Series A, 4.00%, 10/01/18	350	365,663

		11,312,822

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	COP	Certificates of Participation	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	LOC	Letter of Credit
AMBAC	American Municipal Bond Assurance Corp.	GAN	Grant Anticipation Notes	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GTD	Guaranteed	PSF-GTD	Permanent School Fund Guaranteed
BAM	Build America Mutual Assurance Co.	HFA	Housing Finance Agency	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	S/F	Single-Family

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ)

Municipal Bonds	Par (000)	Value
California (continued)
Housing — 1.0%
California HFA, RB, Series A (Fannie Mae):
3.20%, 8/01/18	$330	$338,818
3.50%, 2/01/19	625	648,600

		987,418
State — 9.5%
State of California, GO, Refunding:
5.00%, 9/01/18	5,900	6,270,343
5.00%, 11/01/20	20	20,065
Series A, 5.00%, 7/01/18 (d)	560	592,032
Series A, 5.00%, 7/01/18 (d)	160	169,152
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,024
State of California Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,068,318

		9,129,934
Transportation — 8.6%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	526,855
Port of Oakland California, Refunding RB, Series O, AMT:
5.00%, 5/01/18	4,280	4,480,689
5.00%, 5/01/19	3,000	3,221,460

		8,229,004
Utilities — 26.4%
California State Department of Water Resources, Refunding RB:
Series H, 5.00%, 5/01/18 (b)	3,500	3,678,290
Series L, 5.00%, 5/01/19	2,000	2,165,540
Series N, 5.00%, 5/01/19	3,500	3,789,695
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 8/01/18	1,000	1,041,460
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series D, 3.00%, 11/01/18	2,000	2,065,140
City of Tulare California Sewer Revenue, Refunding RB, (AGM), 4.00%, 11/15/18	315	329,906
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, Series A, 3.00%, 10/01/18	3,000	3,095,700

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
Cucamonga Valley California Water District, Refunding RB, Series A (AGM), 4.00%, 9/01/19	$325	$345,381
Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/18	955	1,011,097
Los Angeles California Department of Water & Power, Refunding RB, Power System, Series A, 5.00%, 7/01/19	2,500	2,721,875
Sacramento California Municipal Utility District, Refunding RB, Series X, 5.00%, 8/15/18	400	424,720
Southern California Public Power Authority, Refunding RB, Canyon Power, Series A, 4.00%, 7/01/18	685	713,064
Stockton East Water District California, COP, Refunding, Series B (NPFGC), 0.00%, 4/01/19 (c)	4,590	4,028,780

		25,410,648
Total Municipal Bonds in California		93,037,473
Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	240	258,444
Total Long-Term Investments (Cost — $91,907,460) — 97.1%		93,295,917

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.56% (e)(f)	1,957,903	1,957,903
Total Short-Term Securities (Cost — $1,957,921) — 2.0%		1,957,903
Total Investments (Cost — $93,865,381) — 99.1%		95,253,820
Other Assets Less Liabilities — 0.9%		865,846

Net Assets — 100.0%		$96,119,666

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BIF California Municipal Money Fund	1,076,590	(1,076,590)	—	—	$949	—
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,957,903	1,957,903	$1,957,903	2,327	$1,820
Total				$1,957,903	$3,276	$1,820

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

(f)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$93,295,917	—	$93,295,917
Short-Term Securities	$1,957,903	—	—	1,957,903

Total	$1,957,903	$93,295,917	—	$95,253,820

[1] See above Schedule of Investments for values in each sector.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
Alabama 21st Century Authority, Refunding RB, Series A, 5.00%, 6/01/18	$500	$524,600
Alabama Federal Aid Highway Finance Authority, RB, GAN, Garvee, 5.00%, 9/01/18	6,000	6,370,080
Tuscaloosa City Board of Education, RB, Warrants, 4.00%, 8/01/18	125	130,266

		7,024,946
Alaska — 2.6%
City of Valdez Alaska, Refunding RB, 5.00%, 1/01/18	6,000	6,201,540
California — 6.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,500	2,727,250
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	4,055	4,172,717
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 1.22%, 5/01/17 (a)	1,710	1,709,812
Los Angeles Regional Airports Improvement Corp., Refunding RB, Facilities Lease, LAXFuel Corp., AMT:
5.00%, 1/01/17	450	450,050
5.00%, 1/01/18	930	964,075
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,071,262
Oakland Unified School District/Alameda County, GO, Refunding, 5.00%, 8/01/18	1,000	1,059,020

		15,154,186
Colorado — 0.7%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School, 4.00%, 8/15/18	175	180,254
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 4.00%, 12/01/17	515	525,027
Park Creek Metropolitan District Colorado, Refunding RB, Senior Limited Property Tax, 4.00%, 12/01/18	1,000	1,037,430

		1,742,711
Connecticut — 0.7%
Connecticut State Health & Educational Facility Authority, RB, Fairfield University, Series N, 5.00%, 7/01/18	1,500	1,579,335
Delaware — 0.3%
Delaware State Economic Development Authority, RB, State University Project, 5.00%, 10/01/18	735	778,328
Florida — 5.2%
City of Miami Beach Florida, RB, 5.00%, 9/01/18	875	926,826
County of Broward Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	4,156,407
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (b)	1,250	1,325,175
County of Indian River Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/18	600	632,472
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/18	2,000	2,117,540

Municipal Bonds	Par (000)	Value
Florida (continued)
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center, 4.00%, 11/15/18	$250	$259,258
Miami-Dade County School Board Foundation. Inc, COP, Refunding Series A, 5.00%, 5/01/18	1,500	1,571,955
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13 (c)(d)	1,920	1,343,021

		12,332,654
Guam — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	620	667,647
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose Senior Living Revenue, 5.00%, 11/15/18	370	387,856
Illinois — 6.6%
Chicago Transit Authority, Refunding RB, 5.00%, 6/01/18	1,000	1,043,030
Counties of Du Page & Will Illinois Community School District No. 204 Indian Prairie, GO, Refunding Series B, 3.00%, 12/30/18	1,935	1,990,070
Fox Valley Park District, GO, Series A, 5.00%, 12/15/18	1,725	1,843,145
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,428,385
Peoples Gas Light and Coke Co. Project, Series B, 1.88%, 2/01/33 (a)	1,000	994,140
University Medical Center Rush, Series A, 5.00%, 11/15/18	1,000	1,063,160
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 6/01/18	1,290	1,353,313
State of Illinois, GO (AGM), 5.00%, 4/01/18	465	474,988
State of Illinois, GO, Refunding, 5.00%, 8/01/18	2,500	2,584,925
State of Illinois, RB, Build Illinois, Series B:
5.00%, 6/15/18 (e)	355	374,436
Unrefunded Balance, 5.00%, 6/15/18	1,645	1,724,388

		15,873,980
Indiana — 2.2%
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	1,715	1,717,161
Indiana State Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/19	875	934,666
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17 (e)	2,500	2,504,175

		5,156,002
Iowa — 0.3%
University of Iowa, Refunding RB, Series S, 5.00%, 11/01/18	655	698,767
Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,664,375

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)

Municipal Bonds	Par (000)	Value
Kentucky — 2.1%
County of Kenton Kentucky School District Finance Corp., Refunding RB, 2.50%, 6/01/18	$3,210	$3,255,646
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 12/01/18	1,755	1,859,142

		5,114,788
Maryland — 3.6%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19 (e)	1,685	1,805,090
Meritas Medical Center, 5.00%, 7/01/18	400	421,280
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,053,960
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/19	5,000	5,344,450

		8,624,780
Michigan — 4.6%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,120,519
Michigan State Building Authority, Refunding RB, Facilities Program Series, 6.00%, 10/15/18 (b)	1,455	1,573,772
Michigan State Finance Authority, Refunding RB, AMT:
5.00%, 11/01/17	2,275	2,330,214
5.00%, 11/01/18	2,100	2,201,808
Michigan State Hospital Finance Authority, Refunding RB, Oakwood Obligation Group, Series A, 5.00%, 7/15/17 (b)	1,000	1,021,940
Michigan State Housing Development Authority, Refunding RB, Series B, 4.15%, 4/01/18	1,000	1,030,980
Saginaw Valley State University, RB, Series A, 5.00%, 7/01/18	600	631,458

		10,910,691
Mississippi — 0.4%
Mississippi Development Bank, Refunding RB, 5.00%, 3/01/18	1,000	1,039,110
Missouri — 0.8%
City of Kansas City Missouri, Refunding ARB, AMT, Series A, 5.00%, 9/01/18	1,750	1,843,503
Nebraska — 1.6%
Central Plains Energy Project, RB, Gas Project (Project No. 3), 5.00%, 9/01/17	2,330	2,378,231
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/18 (b)	1,500	1,500,180

		3,878,411
Nevada — 3.9%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	440	440,519
County of Clark Nevada, Refunding, Special Assessment Bonds, Improvement District No. 142, Mountain’s Edge, 4.00%, 8/01/18	3,600	3,633,948
Director of the State of Nevada Department of Business & Industry, RB, Mandatory Put Bonds, Republic Services, Inc. Project, AMT, 5.63%, 12/01/26 (a)	5,120	5,320,192

		9,394,659

Municipal Bonds	Par (000)	Value
New Hampshire — 2.1%
New Hampshire State Turnpike System, RB, Series A, 5.00%, 10/01/18	$4,740	$5,029,614
New Jersey — 13.3%
County of Atlantic New Jersey, Refunding, 3.00%, 10/01/18	1,855	1,898,221
New Jersey EDA, Refunding RB, Cigarette Tax Revenue, 5.00%, 6/15/18	5,000	5,189,500
New Jersey Educational Facilities Authority, RB, Seton Hall University, Series D, 5.00%, 7/01/18	320	336,582
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (e)	2,500	2,732,375
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	896,393
AtlantiCare Regional Medical Center, 5.00%, 7/01/17 (b)	1,500	1,529,865
Barnabas Health, Series A, 5.00%, 7/01/18 (e)	2,000	2,111,920
Princeton HealthCare System, 5.00%, 7/01/18	1,620	1,702,701
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT:
5.00%, 12/01/17	460	472,310
5.00%, 12/01/18	2,000	2,101,800
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	1,660	1,667,271
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 1/01/18	1,350	1,400,153
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.00%, 6/15/18	2,000	2,070,940
Transportation Program, Series AA, 5.00%, 6/15/18	2,000	2,070,940
Transportation System, Series A, 5.75%, 6/15/18	1,320	1,380,918
Transportation System, Series A (AMBAC), 5.75%, 6/15/18	2,070	2,165,530
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	1,895	1,962,197
South Jersey Transportation Authority LLC, Refunding RB, Series A, 5.00%, 11/01/20	200	217,432

		31,907,048
New York — 5.0%
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.00%, 11/15/18	1,000	1,067,530
Series F, 4.00%, 11/15/18	200	209,730
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	6,500	6,805,890
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/18	1,500	1,547,505
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,200	1,318,380
State of New York Dormitory Authority, Refunding RB, Original Regional Medical Center, 5.00%, 12/01/17 (f)	1,000	1,027,400

		11,976,435

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)

Municipal Bonds	Par (000)	Value
North Carolina — 0.9%
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	$2,170	$2,170,217
Oklahoma — 0.2%
Norman Regional Hospital Authority, Refunding RB, 4.00%, 9/01/18	420	435,443
Pennsylvania — 14.0%
Altoona City Authority, Refunding RB, 5.25%, 11/01/18	2,500	2,660,000
Beaver County Industrial Development Authority, Refunding RB, Pollution Control, Series A, 2.70%, 4/01/35 (a)	3,050	1,278,133
Chester County Health & Education Facilities Authority, Refunding RB:
3.00%, 12/01/17	585	587,475
4.00%, 12/01/18	805	821,100
Cumberland County Municipal Authority, Refunding RB:
4.00%, 1/01/18	1,380	1,414,762
5.75%, 1/01/19 (e)	2,135	2,319,998
5.75%, 1/01/19	240	259,308
Lancaster Industrial Development Authority, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/17	1,175	1,185,093
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 1/15/18	1,000	1,033,910
Northampton County General Purpose Authority, RB, Series A, 5.38%, 8/15/18 (b)	4,000	4,258,040
Pennsylvania Economic Development Financing Authority, RB:
PA Bridges Finco LP, AMT, 5.00%, 12/31/18	2,100	2,221,212
University of Pennsylvania Medical Center, 5.00%, 3/15/18	750	784,185
Waste Management, Inc. Project, 1.55%, 12/01/33 (a)	5,000	4,961,400
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	1,000	1,016,640
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project:
4.00%, 10/01/17	275	278,358
4.00%, 10/01/18	560	573,524
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.00%, 5/01/18	1,000	1,046,160
University Propertise, Inc. Student Housing Project at East, 4.00%, 7/01/18	315	323,382
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/18	1,500	1,577,955
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/19 (b)	1,000	1,084,210
Philadelphia Gas Works Co., Refunding RB, 4.00%, 8/01/18	1,790	1,859,953
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 7/15/18	900	945,162
West Chester Area School District, GO, Refunding, Series AA, 5.00%, 5/15/18	1,000	1,053,220

		33,543,180

Municipal Bonds	Par (000)	Value
Rhode Island — 0.5%
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing Revenue, Lifespan Obligated Group Issue, 5.00%, 5/15/18	$1,040	$1,083,586
Tennessee — 1.2%
Metropolitan Gov’t Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 4.00%, 10/01/18	260	268,359
Tennessee Energy Acquisition Corp., RB:
Series A, 5.25%, 9/01/18	1,040	1,098,011
Series C, 5.00%, 2/01/18	1,500	1,553,025

		2,919,395
Texas — 10.9%
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD), 0.00%, 2/15/18 (g)	1,615	1,591,276
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 5.75%, 1/01/18 (e)	750	784,455
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,692,675
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 7/01/18	1,000	1,051,660
Houston ISD Public Facilities Authority, RB, 5.00%, 9/15/18	5,000	5,318,000
Lower Colorado River Authority, Refunding RB, LCRA Transmission, Series B, 5.00%, 5/15/18	5,000	5,247,100
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 4/01/17	160	160,834
4.00%, 4/01/18	405	413,545
4.00%, 4/01/18	280	286,395
4.00%, 4/01/20	165	173,473
North Texas Tollway Authority, Refunding RB, Series C, 5.00%, 1/01/19	2,215	2,366,041
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/18	1,195	1,257,857
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/18	4,360	4,621,164

		25,964,475
Virginia — 0.9%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	1,230	1,314,206
Virginia College Building Authority, Refunding RB, Series A, 5.00%, 7/01/18 (f)	785	806,964

		2,121,170
Washington — 1.5%
Energy Northwest, Refunding RB, Wind Project Revenue, 5.00%, 7/01/18	2,865	3,015,642
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	532,080

		3,547,722
Wisconsin — 1.0%
State of Wisconsin, Refunding RB, Series A:
5.00%, 5/01/18 (e)	800	840,640
5.00%, 5/01/18	200	210,314

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/19	$1,265	$1,362,696

		2,413,650
Total Municipal Bonds — 97.9%		234,180,204

Municipal Bonds Transferred to Tender Option Bond Trusts (h) — 2.2%
Illinois — 2.2%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,257,500
Total Long-Term Investments (Cost — $239,105,548) — 100.1%		239,437,704

Short-Term Securities — 0.3%	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.56% (i)(j)	784,632	$784,632
Total Short-Term Securities (Cost — $784,632) — 0.3%		784,632
Total Investments (Cost — $239,890,180) — 100.4%		240,222,336
Other Assets Less Liabilities — 1.2%		2,722,541
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.6)%		(3,755,000)

Net Assets Applicable to Common Shares — 100.0%		$239,189,877

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Zero-coupon bond.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	784,632	784,632	$784,632	$4,354	$1,619
FFI Institutional Tax-Exempt Fund	69	(69)	—	—	696	—
Total				$784,632	$5,050	$1,619

(j)	Current yield as of period end.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$239,437,704	—	$239,437,704
Short-Term Securities	$784,632	—	—	784,632

Total	$784,632	$239,437,704	—	$240,222,336

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments December 31, 2016	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 97.6%
Corporate — 1.0%
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/18	$500	$515,835
County/City/Special District/School District — 37.6%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/17	400	407,396
City of New York New York, GO, Refunding, Series A, 5.00%, 8/01/18	500	529,685
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/18 (a)	5,000	5,242,550
Sub-Series H-2, 5.00%, 6/01/20	3,470	3,841,637
City of New York New York Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,453,522
City of Rochester New York, GO, Refunding, Series I, 4.00%, 8/15/18	2,000	2,086,300
County of Erie New York Industrial Development Agency, GO:
Series A, 5.00%, 9/15/18	350	371,644
Series B, 5.00%, 6/01/18	1,000	1,052,560
Haverstraw-Stony Point Central School District, GO, Refunding, 4.00%, 10/15/18	1,000	1,048,490
New York State Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 8/15/19	1,500	1,636,770
School Districts Financing Program, Series C, 4.00%, 10/01/18	535	559,610
New York State Dormitory Authority, Refunding RB, 3rd General Resolution, State University Educational Facilities, 4.00%, 5/15/18	1,000	1,037,560
Owego Apalachin Central School District, GO, Refunding, (AGM), 4.00%, 6/15/18	1,015	1,052,017

		20,319,741
Education — 12.7%
City of New York New York Transitional Finance Authority, Refunding RB, Subordinate, Future Tax Secured, Series B, 5.00%, 2/01/20	2,000	2,203,820
County of Tompkins New York Development Corp., Refunding RB, Ithaca College, 4.00%, 7/01/18	500	518,960
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series ALRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/21	250	278,480
New York State Dormitory Authority, RB, Pratt Institute, Series C (AGC), 5.00%, 7/01/19 (a)	600	652,476
New York State Dormitory Authority, Refunding RB:
Mental Health Service, 5.00%, 8/15/18 (a)	5	5,306
Pratt Institute, Series A, 4.00%, 7/01/18	310	321,616
Series A, 3.00%, 7/01/18	1,300	1,331,408
Teachers College, Series A, 5.00%, 7/01/17	200	203,920
Teachers College, Series A, 5.00%, 7/01/18	250	263,452
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A (a):
5.00%, 6/01/18	600	632,130
5.00%, 6/01/19	400	433,684

		6,845,252
Health — 9.6%
Nassau Health Care Corp., Refunding RB, Sub-Series B-1 (TD Bank NA LOC), 0.70%, 8/01/29 (b)	1,700	1,700,000
New York State Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home, 2.50%, 7/01/18	1,890	1,905,592
North Shore Long Island Jewish, Series A, 5.00%, 5/01/18	615	644,618

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
New York State Dormitory Authority, Refunding RB (continued):
North Shore Long Island Jewish, Series A, 4.00%, 5/01/19	$250	$262,878
North Shore Long Island Jewish, Series A, 5.00%, 5/01/19	650	699,693

		5,212,781
Housing — 2.6%
New York State Dormitory Authority, Refunding RB, State University Educational Facilities, Series A, 5.88%, 5/15/17	65	66,177
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	537,530
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	810,052

		1,413,759
State — 8.1%
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	1,500	1,570,590
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	568,975
State of New York, GO, Series E, 5.00%, 12/15/20	2,000	2,261,340

		4,400,905
Tobacco — 1.3%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
4.00%, 6/01/17	350	354,050
4.00%, 6/01/18	350	362,225

		716,275
Transportation — 18.0%
Metropolitan Transportation Authority, Refunding RB:
Series C, 5.00%, 11/15/18	1,965	2,096,851
Series F, 4.00%, 11/15/18	300	314,595
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 9/15/18 (c)	1,750	1,862,735
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	300	329,595
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/18	900	958,599
193rd Series, 4.00%, 10/15/18	1,000	1,043,970
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series B, 4.00%, 11/15/18	3,000	3,149,400

		9,755,745
Utilities — 6.7%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	1,000	1,069,270
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series FF, 5.00%, 6/15/20	2,000	2,224,040
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB, Water System, Series 2012, 4.00%, 4/01/18	300	309,138

		3,602,448
Total Municipal Bonds in New York		52,782,741

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)

Municipal Bonds	Par (000)	Value
Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	$140	$150,759
Total Long-Term Investments (Cost — $52,235,001) — 97.9%		52,933,500

Short-Term Securities — 1.3%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.56% (d)(e)	703,225	703,225
Total Short-Term Securities (Cost — $703,225) — 1.3%		703,225
Total Investments (Cost — $52,938,226) — 99.2%		53,636,725
Other Assets Less Liabilities — 0.8%		422,298

Net Assets — 100.0%		$54,059,023

Notes to Schedule of Investments

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(b)	Variable rate security. Rate as of period end.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BIF New York Municipal Money Fund	664,307	(664,307)	—	—	$347	—
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	703,225	703,225	$703,225	659	$478
Total				$703,225	$1,006	$478

(e)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$52,933,500	—	$52,933,500
Short-Term Securities	$703,225	—	—	703,225

Total	$703,225	$52,933,500	—	$53,636,725

[1]	See above Schedule of Investments for values in each sector.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	21

Statements of Assets and Liabilities

December 31, 2016	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)

Assets
Investments at value — unaffiliated[1]	$93,295,917	$239,437,704	$52,933,500
Investments at value — affiliated[2]	1,957,903	784,632	703,225
Cash	—	129,965	—
Receivables:
Interest	967,733	2,977,759	523,331
Investments sold	25,352	—	—
Dividends — affiliated	926	1,956	313
Prepaid expenses	2,074	5,276	1,168

Total assets	96,249,905	243,337,292	54,161,537

Accrued Liabilities
Payables:
Investment advisory fees	32,412	82,014	18,261
Officer’s and Trustees’ fees	12,527	43,684	8,939
Income dividends	5,849	17,789	3,143
Interest expense and fees	—	5,000	—
Investments purchased	—	130,208	—
Other accrued expenses	79,451	118,720	72,171

Total accrued liabilities	130,239	397,415	102,514

Other Liabilities
TOB Trust Certificates	—	3,750,000	—

Total liabilities	130,239	4,147,415	102,514

Net Assets	$96,119,666	$239,189,877	$54,059,023

Net Assets Consist of
Paid-in capital[3]	$92,945,843	$234,699,356	$52,955,382
Undistributed net investment income	1,892,210	4,238,109	692,818
Accumulated net realized loss	(106,826)	(79,744)	(287,676)
Net unrealized appreciation (depreciation)	1,388,439	332,156	698,499

Net Assets	$96,119,666	$239,189,877	$54,059,023

Net asset value	$14.94	$15.04	$14.88

[1] Investments at cost — unaffiliated	$91,907,460	$239,105,548	$52,235,001
[2] Investments at cost — affiliated	$1,957,921	$784,632	$703,225
[3] Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2016

Statements of Operations

Year Ended December 31, 2016	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)

Investment Income
Interest	$2,661,806	$6,810,609	$1,115,821
Other income	53,063	81,759	47,734
Dividends — affiliated	3,276	5,050	1,006

Total investment income	2,718,145	6,897,418	1,164,561

Expenses
Investment advisory	389,127	988,685	219,218
Professional	47,256	56,582	42,515
Transfer agent	20,272	29,530	18,716
Accounting services	17,258	36,672	10,959
Officer and Trustees	10,261	27,131	5,963
Registration	8,882	8,882	8,882
Printing	7,026	9,630	6,303
Custodian	5,039	13,031	2,830
Miscellaneous	9,339	18,058	7,836

Total expenses excluding interest expense and fees	514,460	1,188,201	323,222
Interest expense and fees[1]	—	43,187	—

Total expenses	514,460	1,231,388	323,222
Less fees waived by the Manager	(984)	(952)	(839)

Total expenses after fees waived	513,476	1,230,436	322,383

Net investment income	2,204,669	5,666,982	842,178

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	533,286	130,235	683
Investments — affiliated	(22)	43	5
Capital gain distributions from investment companies—affiliated	1,842	1,576	473

	535,106	131,854	1,161

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,916,600)	(4,665,638)	(736,377)
Investments — affiliated	(18)	—	—

	(1,916,618)	(4,665,638)	(736,377)

Net realized and unrealized loss	(1,381,512)	(4,533,784)	(735,216)

Net Increase in Net Assets Resulting from Operations	$823,157	$1,133,198	$106,962

[1] Related to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	23

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$2,204,669	$2,343,699	$5,666,982	$6,456,714
Net realized gain	535,106	225,340	131,854	1,011,247
Net change in unrealized appreciation (depreciation)	(1,916,618)	(1,147,966)	(4,665,638)	(4,712,774)

Net increase in net assets resulting from operations	823,157	1,421,073	1,133,198	2,755,187

Distributions to Shareholders[1]
From net investment income	(2,138,338)	(2,425,251)	(5,917,786)	(9,497,093)
From net realized gain	—	—	(34,425)	—

Decrease in net assets resulting from distributions to shareholders	(2,138,338)	(2,425,251)	(5,952,211)	(9,497,093)

Net Assets
Total decrease in net assets	(1,315,181)	(1,004,178)	(4,819,013)	(6,741,906)
Beginning of year	97,434,847	98,439,025	244,008,890	250,750,796

End of year	$96,119,666	$97,434,847	$239,189,877	$244,008,890

Undistributed net investment income, end of year	$1,892,210	$2,024,879	$4,238,109	$4,990,584

	BlackRock New York Municipal 2018 Term Trust (BLH)
	Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$842,178	$905,492
Net realized gain	1,161	282,654
Net change in unrealized appreciation (depreciation)	(736,377)	(474,024)
Distributions to AMPS Shareholders from net investment income	—	(3,026)

Net increase in net assets applicable to Common Shareholders resulting from operations	106,962	711,096

Distributions to Common Shareholders[1]
From net investment income	(829,057)	(1,204,712)

Net Assets Applicable to Common Shareholders
Total decrease in net assets	(722,095)	(493,616)
Beginning of year	54,781,118	55,274,734

End of year	$54,059,023	$54,781,118

Undistributed net investment income, end of year	$692,818	$755,697

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)

	Year Ended December 31,
	2016	2015	2014		2013		2012

Per Share Operating Performance
Net asset value, beginning of year	$15.15	$15.30	$15.36		$15.81		$15.60

Net investment income[1]	0.34	0.36	0.40		0.61		0.71
Net realized and unrealized gain (loss)	(0.22)	(0.13)	0.08		(0.42)		0.28
Distributions to AMPS Shareholders from net investment income	—	—	(0.00)[2]		(0.01)		(0.02)

Net increase from investment operations	0.12	0.23	0.48		0.18		0.97

Distributions to Common Shareholders from net investment income[3]	(0.33)	(0.38)	(0.54)		(0.63)		(0.76)

Net asset value, end of year	$14.94	$15.15	$15.30		$15.36		$15.81

Market price, end of year	$15.04	$15.05	$15.24		$15.77		$16.21

Total Return Applicable to Common Shareholders[4]
Based on net asset value	0.80%	1.52%	3.09%		1.07%		6.16%

Based on market price	2.14%	1.24%	0.01%		1.21%		3.92%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.53%	0.54%	0.57%	[5]	0.82%	[5]	0.93%	[5]

Total expenses after fees waived	0.53%	0.54%	0.57%	[5,6]	0.82%	[5,6]	0.92%	[5]

Net investment income	2.27%	2.39%	2.57%	[5]	3.92%	[5]	4.51%	[5]

Distributions to AMPS Shareholders	—	—	0.00%	[7]	0.07%		0.14%

Net investment income to Common Shareholders	2.27%	2.39%	2.57%		3.85%		4.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$96,120	$97,435	$98,439		$98,842		$101,729

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$26,850		$55,525

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$117,032		$70,803

Portfolio turnover rate	13%	6%	12%		—		15%

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	For the years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees was 0.57%, and 0.75%, respectively.

[7]	Amount is less than 0.005%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	25

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)

	Year Ended December 31,
	2016	2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.34	$15.76	$15.57		$16.07	$15.66

Net investment income[1]	0.36	0.41	0.61		0.72	0.87
Net realized and unrealized gain (loss)	(0.29)	(0.23)	0.26		(0.44)	0.50
Distributions to AMPS Shareholders from net investment income	—	—	(0.00)[2]		(0.01)	(0.02)

Net increase from investment operations	0.07	0.18	0.87		0.27	1.35

Distributions to Common Shareholders:[3]
From net investment income	(0.37)	(0.60)	(0.68)		(0.77)	(0.94)
From net realized gain	(0.00)[2]	—	—		—	—

Total distributions to Common Shareholders	(0.37)	(0.60)	(0.68)		(0.77)	(0.94)

Net asset value, end of year	$15.04	$15.34	$15.76		$15.57	$16.07

Market price, end of year	$14.98	$15.50	$16.13		$15.94	$16.56

Total Return Applicable to Common Shareholders[4]
Based on net asset value	0.46%	1.11%	5.53%		1.55%	8.42%

Based on market price	(0.97)%	(0.18)%	5.50%		0.88%	5.46%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.51%	0.51%	0.64%	[5]	0.73% [5]	0.86%	[5]

Total expenses after fees waived	0.51%	0.51%	0.64%	[5,6]	0.73% [5,6]	0.86%	[5]

Total expenses after fees waived and excluding interest expense and fees	0.49%	0.50%	0.63%	[5]	0.72% [5]	0.85%	[5]

Net investment income	2.33%	2.61%	3.89%		4.56%	5.51%

Distributions to AMPS Shareholders	—	—	0.02%		0.06%	0.14%

Net investment income to Common Shareholders	2.33%	2.61%	3.87%		4.50%	5.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$239,190	$244,009	$250,751		$247,679	$255,711

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$69,250	$133,850

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$114,415	$72,761

Borrowings outstanding, end of year (000)	$3,750	$3,750	$3,750		$3,750	$3,750

Portfolio turnover rate	16%	18%	14%		3%	23%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	For years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding interest expense and fees and remarketing fees was 0.60% and 0.67%, respectively.

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)

	Year Ended December 31,
	2016	2015		2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.08	$15.21		$15.05		$15.67	$15.64

Net investment income[1]	0.23	0.25		0.35		0.44	0.65
Net realized and unrealized gain (loss)	(0.20)	(0.05)		0.18		(0.48)	0.23
Distributions to AMPS Shareholders from net investment income	—	(0.00)[2]		(0.00)[2]		(0.01)	(0.02)

Net increase (decrease) from investment operations	0.03	0.20		0.53		(0.05)	0.86

Distributions to Common Shareholders from net investment income[3]	(0.23)	(0.33)		(0.37)		(0.57)	(0.83)

Net asset value, end of year	$14.88	$15.08		$15.21		$15.05	$15.67

Market price, end of year	$14.73	$14.94		$14.95		$15.23	$16.05

Total Return Applicable to Common Shareholders[4]
Based on net asset value	0.18%	1.29%		3.58%		(0.36)%	5.34%

Based on market price	0.10%	2.16%		0.61%		(1.55)%	0.99%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.59%	0.64%	[5]	0.79%	[5]	0.89% [5]	0.96%	[5]

Total expenses after fees waived	0.59%	0.64%	[5,6]	0.79%	[5,6]	0.89% [5,6]	0.95%	[5]

Net investment income	1.54%	1.64%	[5]	2.29%	[5]	2.89% [5]	4.11%	[5]

Distributions to AMPS Shareholders	—	0.00%	[7]	0.03%		0.07%	0.14%

Net investment income to Common Shareholders	1.54%	1.64%		2.26%		2.82%	3.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$54,059	$54,781		$55,275		$54,667	$56,921

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$12,050		$16,425	$31,400

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$139,678		$108,207	$70,319

Portfolio turnover rate	5%	14%		4%		7%	48%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees was 0.63%, 0.75% and 0.83%, respectively.

[7]	Amount is less than 0.005%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal 2018 Term Trust	BJZ	Delaware	Non-diversified
BlackRock Municipal 2018 Term Trust	BPK	Delaware	Diversified
BlackRock New York Municipal 2018 Term Trust	BLH	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC ( the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such borrowings. Doing so allows the borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

28	ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (continued)

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid

30	ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

before the TOB Residuals holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended December 31, 2016, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Trust establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended December 31, 2016, the following table is a summary of the Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Interest Rate on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BPK	$5,257,500	$3,750,000	0.92%	$3,750,000	1.15%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

ANNUAL REPORT	DECEMBER 31, 2016	31

Notes to Financial Statements (continued)

[2]

The Trusts may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at December 31, 2016, in proportion to its participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at December 31, 2016.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 0.40% of the average weekly value of each Trust’s managed assets.

For purposes of calculating these fees, “managed assets” mean the total assets of each Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Waivers: With respect to the Trusts, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2016, the amounts waived were as follows:

	BJZ	BPK	BLH
Amounts waived	$984	$952	$839

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Trusts’ assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. On December 2, 2016, the Manager entered into a Master Advisory Fee Agreement (“Agreement”), contractually committing to this arrangement through June 30, 2017. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ independent trustees.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	BJZ	BPK	BLH
Purchases	$12,608,607	$41,562,181	$3,592,092
Sales	$12,056,796	$38,720,414	$2,923,776

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

32	ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the retention of tax-exempt income, the classification of investments and securities in default were reclassified to the following accounts:

	BJZ	BPK	BLH
Paid-in capital	$199,000	$503,000	$76,000
Undistributed net investment income	$(199,000)	$(501,657)	$(76,000)
Accumulated net realized loss	—	$(1,343)	—

The tax character of distributions paid was as follows:

		BJZ	BPK	BLH
Tax-exempt income[1]	12/31/16	$2,138,338	$5,917,786	$829,057
	12/31/15	2,425,251	9,497,093	1,207,738
Long-term capital gains[2]	12/31/16	—	34,425	—

Total	12/31/16	$2,138,338	$5,952,211	$829,057

	12/31/15	$2,425,251	$9,497,093	$1,207,738

[1]	The Trusts designate these amounts paid during the fiscal year ended December 31, 2016, as exempt-interest dividends.

[2]	The Trust designates this amount paid during the fiscal year ended December 31, 2016 as capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BJZ	BPK	BLH
Undistributed tax-exempt income	$1,902,589	$4,208,122	$700,562
Undistributed long-term capital gains ordinary income	—	3,084
Capital loss carryforwards	(106,801)	—	(287,675)
Net unrealized gains[3]	1,378,035	279,315	690,754

Total	$3,173,823	$4,490,521	$1,103,641

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of December 31, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BJZ	BLH
2017	$106,801	—
2018	—	$287,675

Total	$106,801	$287,675

During the year ended December 31, 2016, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BJZ	$535,131
BPK	$93,002
BLH	$1,161

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BJZ	BPK	BLH
Tax cost	$93,865,406	$236,154,704	$52,938,226

Gross unrealized appreciation	$1,477,996	$3,176,874	$742,880
Gross unrealized depreciation	(89,582)	(2,859,242)	(44,381)

Net unrealized appreciation (depreciation)	$1,388,414	$317,632	$698,499

ANNUAL REPORT	DECEMBER 31, 2016	33

Notes to Financial Statements (continued)

8. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that the Trusts will achieve their investment objective and the Trusts may return less than $15.00 per common share. As the Trusts approach their scheduled termination date, it is expected that the maturity of the Trusts’ portfolio securities will shorten, which is likely to reduce the Trusts’ income and distributions to shareholders.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB Trust transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial

34	ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (concluded)

stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Concentration Risk: BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BJZ invested a significant portion of its assets in securities in the county, city, special district, school district and utilities sectors. BLH invested a significant portion of its assets in the county, city, special district, school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

9. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value of each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years ended December 31, 2016 and December 31, 2015, shares issued and outstanding remained constant for all Trusts.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
BJZ	$0.0277	$0.0277
BPK	$0.0278	$0.0278
BLH	$0.0177	$0.0177

[1]	Net investment income dividend paid February 1, 2017 to Common Shareholders of record on January 13, 2017.

[2]	Net investment income dividend declared on February 1, 2017 payable to Common Shareholders of record on February 15, 2017.

ANNUAL REPORT	DECEMBER 31, 2016	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock California Municipal 2018 Term Trust,

BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust (collectively, the “Trusts”), including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2017

36	ANNUAL REPORT	DECEMBER 31, 2016

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on the Trusts’ primary exchange (“open-market purchases”). The Trusts will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	DECEMBER 31, 2016	37

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited—Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None

38	ANNUAL REPORT	DECEMBER 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock's Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

ANNUAL REPORT	DECEMBER 31, 2016	39

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

40	ANNUAL REPORT	DECEMBER 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BJZ	5,726,245	154,747	0	5,747,393	133,599	0	5,726,245	154,747	0
BPK	13,854,124	1,131,612	0	13,858,876	1,126,860	0	13,809,336	1,176,400	0
BLH	2,860,335	346,198	0	2,860,340	346,193	0	2,860,335	346,198	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BJZ	5,746,160	134,832	0	5,726,245	154,747	0
BPK	13,801,727	1,184,009	0	13,845,020	1,140,716	0
BLH	2,860,340	346,193	0	2,860,335	346,198	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II.

[2]	Class III.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	DECEMBER 31, 2016	41

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 40, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, including each Trust’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

42	ANNUAL REPORT	DECEMBER 31, 2016

Additional Information (concluded)

General Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	DECEMBER 31, 2016	43

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK3-12/16-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal 2018 Term Trust	$28,938	$28,938	$0	$0	$8,262	$8,262	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal 2018 Term Trust	$8,262	$8,262

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – as of the Date of This Report.

(a)(1) The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Messrs. Soccio and O’Connor are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Soccio and O’Connor have been members of the registrant’s portfolio management team since 2011 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of December 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	13	0	0	0	0	0
	$4.79 Billion	$0	$0	$0	$0	$0
Walter O’Connor	41	0	0	0	0	0
	$20.89 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

  BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

  As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, the benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date: March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date: March 6, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal 2018 Term Trust

Date: March 6, 2017